UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 22, 2014
Date of Report (Date of earliest event reported)

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 22, 2014, Energy Transfer Equity, L.P. (the “Partnership”) issued a press release announcing the commencement of a tack-on offering of additional 5.875% Senior Notes due 2024 of the Partnership (the “additional notes”) in a private placement. Additionally, on May 22, 2014, the Partnership issued a press release announcing the pricing of the additional notes at 102% of their principal amount, plus accrued interest from December 2, 2013.

A copy of the press release relating to launch and pricing is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

Neither press release shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01.    Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description of the Exhibit
99.1	Launch Press Release of Energy Transfer Equity, L.P. dated May 22, 2014.
99.2	Pricing Press Release of Energy Transfer Equity, L.P. dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

By: LE GP, LLC,
its general partner

Date: May 22, 2014

By: /s/ John W. McReynolds
John W. McReynolds
President

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
99.1	Launch Press Release of Energy Transfer Equity, L.P. dated May 22, 2014.
99.2	Pricing Press Release of Energy Transfer Equity, L.P. dated May 22, 2014.